SUBJECT TO REVISION

COMPUTATIONAL MATERIALS DATED NOVEMBER 6, 2003

$607,750,000 (Approximate)

FREMONT HOME LOAN TRUST 2003-B
ASSET-BACKED CERTIFICATES, SERIES 2003-B

NOVEMBER 6, 2003

DEPOSITOR
Asset Backed Securities Corporation

ORIGINATOR, SELLER AND SERVICER
Fremont Investment & Loan

MASTER SERVICER AND TRUST ADMINISTRATOR
Wells Fargo Bank Minnesota, N.A.

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Structural Summary

(1)

The Class 1A Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein).  The Class 2A Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein).  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.   The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2)

The Offered Certificates are priced to the Clean-up Call.  The margins on the Class 1A and Class 2A Certificates will double and the margins on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be equal to 1.5x the original margin on the first Distribution Date after the Optional Termination may first be exercised.

(3)

See “Net WAC Rate” herein.

(4)

See “Pricing Prepayment Speed” herein.

Summary of Terms

Depositor:	Asset Backed Securities Corp.

Servicer, Originator, and Seller:	Fremont Investment & Loan (“Fremont”).

Master Servicer and Trust Administrator:	Wells Fargo Bank Minnesota, N.A.

Trustee:	HSBC Bank USA

Lead Manager:	Credit Suisse First Boston LLC.

Co-Manager:	Greenwich Capital Markets, Inc.

Certificates:

The Class 1A Certificates (the “Group I Certificates”) and Class 2A Certificates (the “Group II Certificates,” together with the Group I Certificates, the “Class A Certificates” or “Senior Certificates”), and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the “Subordinate Certificates”).  The Class 1A, Class 2A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are referred to herein as the “Offered Certificates.”

Federal Tax Status:	The Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC and, upon request, through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	The close of business on November 1, 2003.

Expected Pricing Date:	On or about November [7], 2003.

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Expected Closing Date:	On or about November [21], 2003.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2003.

ERISA Eligibility:	The Offered Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	The Senior Certificates and the Class M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

115% PPC

(100% PPC: 4% - 20% CPR over 12 months, 20% thereafter)

ARM Loans:

100% PPC

(100% PPC: 4% - 35% CPR over 24 months, 35% thereafter)

Mortgage Loans:

As of the Cut-off Date, the aggregate scheduled principal balance of the Mortgage Loans was approximately $618,890,234.26, of which: (i) approximately $431,277,061.60 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien mortgage loans (the “Group I Mortgage Loans”) and (ii) approximately $187,613,172.66 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien mortgage loans (the “Group II Mortgage Loans” together with the Group I Mortgage Loans, the “Mortgage Loans”).  The Mortgage Loans characteristics are as of the Statistical Calculation Date.

Adjusted Net Mortgage Rate:

The “Adjusted Net Mortgage Rate” for any Mortgage Loan will be equal to the mortgage rate for such Mortgage Loan less the sum of (i) the master servicing fee rate, (ii) the servicing fee rate and (iii) the trust administration fee rate.

Adjusted Net Maximum Mortgage Rate:

The “Adjusted Net Maximum Mortgage Rate” for any Mortgage Loan will be equal to the maximum mortgage rate for such Mortgage Loan (or the mortgage rate for such Mortgage Loan, if such Mortgage Loan is a fixed rate mortgage loan) less the sum of (i) the master servicing fee rate, (ii) the servicing fee rate and (iii) the trust administration fee rate.

Pass-Through Rates:	The “Pass-Through Rate” on each of the Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC Rate.

Formula Rate:	The “Formula Rate” on each Offered Certificate will be equal to the lesser of (i) the Base Rate and (ii) the Maximum Cap.

Base Rate:	The “Base Rate” for the Offered Certificates is One Month LIBOR plus the related margin.

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Net WAC Rate:

The “Net WAC Rate” will be the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis with respect to the Offered Certificates.

Maximum Cap:

The “Maximum Cap” on each class of Offered Certificates will be the weighted average Adjusted Net Maximum Mortgage Rate of the Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis with respect to the Offered Certificates.

Net WAC Rate Carryover Amount:

For any class of Offered Certificates and any Distribution Date, the “Net WAC Rate Carryover Amount” for each such class is equal to the sum of (i) the excess, if any, of (a) the amount of interest that would have accrued on such class based on the related Formula Rate for the Offered Certificates over (b) the amount of interest accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest on such unpaid portion for the most recently ended Interest Accrual Period at the related Formula Rate.  Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates on a subordinated basis to the extent of funds available.

Credit Enhancement:	Consists of the following: 1) Excess Cashflow; 2) Overcollateralization Amount; and 3) Subordination.

Credit Support:

Initial Credit Enhancement

Target Credit Enhancement

             On Closing Date

           After Stepdown Date

Rating (S/M/F)

Percent

Rating (S/M/F)

Percent

AAA/Aaa/AAA

[19.30]%

AAA/Aaa/AAA

[38.60]%

AA/Aa2/AA

[12.30]%

AA/Aa2/AA

[24.60]%

A/A2/A

[6.80]%

A/A2/A

[13.60]%

A-/A3/A-

[5.30]%

A-/A3/A-

[10.60]%

BBB/Baa1/BBB+

[3.95]%

BBB/Baa1/BBB+

[7.90]%

BBB/Baa2/BBB

[2.95]%

BBB/Baa2/BBB

[5.90]%

BBB-/Baa3/BBB-

[1.80]%

BBB-/Baa3/BBB-

[3.60]%

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the available funds remaining after distributions made pursuant to priorities 1) and 2) under “Priority of Distributions.”

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Overcollateralization Amount:

The “Overcollateralization Amount” is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates.  On the Closing Date, the Overcollateralization Amount will be equal to approximately [1.80]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

Required Overcollateralization Amount:

On any Distribution Date, the “Required Overcollateralization Amount” is equal to:

(i)

prior to the Stepdown Date, [1.80]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

(ii)

on or after the Stepdown Date, the greater of:

a.

the lesser of:

i.

[1.80]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; and

ii.

[3.60]% of the current aggregate principal balance of the Mortgage Loans; and

b.

[0.50]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “OC Floor”).

On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Stepdown Date:

The earlier to occur of:

(i)

the Distribution Date on which the principal balance of the Class A Certificates has been reduced to zero, and

(ii)

the later to occur of:

a.

the Distribution Date occurring in [December 2006]; and

b.

the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [38.60]%.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ day delinquency percentage exceeds [40]% of the current Credit Enhancement Percentage or (ii) cumulative realized losses for the related Distribution Date as a percentage of the principal balance of the Mortgage Loans as of the Cut-off Date are greater than:

            Distribution Date

Percentage

December 2006 – November 2007

[3.00]%

December 2007 – November 2008

[4.75]%

December 2008 – November 2009

[6.25]%

December 2009 – November 2010

[7.25]%

December 2010 and thereafter

[7.50]%

Credit Enhancement Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first, by the Excess Cashflow and second by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-6 Certificates, second to the Class M-5 Certificates, third to the Class M-4 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-2 Certificates, and sixth to the Class M-1 Certificates.

Priority of Distributions:

Available funds from the Mortgage Loans will be distributed as follows:

1)

Interest funds, as follows: first to pay trust administration fees, master servicing fees and servicing fees, second, monthly interest plus any previously unpaid interest concurrently to the Class A Certificates, pro-rata based on their respective interest entitlements generally from the related loan group, third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, and eighth, monthly interest to the Class M-6 Certificates.  Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 3), 4), and 5) below.

2)

Principal funds (net of any overcollateralization release amount), as follows: monthly principal concurrently to the Class A Certificates, generally from principal collected in the related loan group as described under "Principal Paydown," then monthly principal to the Class M-1 Certificates as described under "Principal Paydown," then monthly principal to the Class M-2 Certificates as described under "Principal Paydown," then monthly principal to the Class M-3 Certificates as described under "Principal Paydown," then monthly principal to the Class M-4 Certificates as described under "Principal Paydown," then monthly principal to the Class M-5 as described under "Principal Paydown," and then monthly principal to the Class M-6 as described under "Principal Paydown."

3)

Excess Cashflow, as follows: as principal to the Offered Certificates to build the Overcollateralization Amount until it equals the Required Overcollateralization Amount as described under "Principal Paydown", then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5 Certificates, then any unpaid applied Realized Loss amount to the Class M-5 Certificates and then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates

4)

To the extent available, any remaining Excess Cashflow to pay any Net WAC Rate Carryover Amount payable to the Offered Certificates, after taking into account payments received by the trust from the Yield Maintenance Agreement.

5)

Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as described in the pooling and servicing agreement.

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Principal Paydown:

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal as described in priority 3) under “Priority of Distributions”) will be paid to the Class A Certificates, provided, however if the Class A Certificates have been retired, principal will be applied sequentially in the following order of priority from principal collected on the related loan group: 1) to the Class M-1 Certificates, 2) to the Class M-2 Certificates, 3) to the Class M-3 Certificates, 4) to the Class M-4 Certificates, 5) to the Class M-5 Certificates and then 6) to the Class M-6 Certificates.

On or after the Stepdown Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal as described in priority 3) under “Priority of Distributions”)  in the following order of priority: first to the Class A Certificates, pro-rata generally based on the principal collected in the related loan group, such that each class of Class A Certificates will have at least [38.60]% credit enhancement from the related loan group, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least [24.60]% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least [13.60]% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least [10.60]% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least [7.90]% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least [5.90]% credit enhancement and sixth to the Class M-6 Certificates such that the Class M-6 Certificates will have at least [3.60]% credit enhancement (subject, in the case of the most subordinate certificate outstanding, a potentially larger principal payment if the more senior classes of certificates have credit enhancement percentages in excess of the percentages stated above).

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with a counterparty (“the Counterparty”) for the benefit of the Offered Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [8.50]%. The Yield Maintenance Agreement will terminate after the Distribution Date in [September 2005]. Any payments received from the Yield Maintenance Agreement will be deposited in the Net WAC Rate Carryover Reserve Account.

(1) Rounded to nearest dollar

Net WAC Rate Carryover Reserve Account:

Amounts deposited in the Net WAC Rate Carryover Reserve Account will be distributed as follows:

A)

First to the Offered Certificates, any related unpaid Net WAC Rate Carryover Amount (in each case only up to a maximum amount equal to the Cap Amount for the related class) distributed in the following order of priority:

i)

to the Senior Certificates pro rata based on their respective entitlements.

ii)

to the Class M-1 Certificates.

iii)

to the Class M-2 Certificates.

iv)

to the Class M-3 Certificates.

v)

to the Class M-4 Certificates.

vi

to the Class M-5 Certificates.

vii)

to the Class M-6 Certificates.

B)

Second to the Offered Certificates, any related unpaid Net WAC Rate Carryover Amount (after taking into account distributions pursuant to A) above) distributed in the following order of priority:

i)

to the Senior Certificates pro rata based on their respective entitlements..

ii)

to the Class M-1 Certificates.

iii)

to the Class M-2 Certificates.

iv)

to the Class M-3 Certificates.

v)

to the Class M-4 Certificates.

vi)

to the Class M-5 Certificates.

vii)

to the Class M-6 Certificates.

Cap Amount:

The “Cap Amount” for each class of Offered Certificates is equal to (i) the aggregate amount received by the trust from the Yield Maintenance Agreement multiplied by (ii) a fraction equal to (a) the aggregate principal balance of such class divided by (b) the aggregate principal balance of all classes of Offered Certificates.

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Weighted Average Life Tables

Class 1A To Clean-up Call

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	18.57	4.70	3.36	2.59	2.05	1.65	1.42
MDUR (yr)	15.99	4.48	3.26	2.53	2.02	1.63	1.41
First Prin Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Prin Pay	05/32	09/16	10/12	07/10	02/09	03/08	09/06

Class 1A To Maturity

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	18.62	5.03	3.62	2.78	2.20	1.76	1.42
MDUR (yr)	16.02	4.74	3.48	2.70	2.16	1.73	1.41
First Prin Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Prin Pay	09/33	02/29	09/23	12/18	09/15	09/13	09/06

Class 2A To Clean-up Call

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	18.60	4.70	3.37	2.59	2.05	1.65	1.42
MDUR (yr)	16.02	4.48	3.26	2.53	2.03	1.64	1.41
First Prin Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03
Last Prin Pay	05/32	09/16	10/12	07/10	02/09	03/08	09/06

Class 2A To Maturity

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	18.65	5.03	3.63	2.78	2.21	1.76	1.42
MDUR (yr)	16.05	4.75	3.49	2.71	2.16	1.74	1.41
First Prin Pay	12/03	12/03	12/03	12/03	12/03	12/03	12/03

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Weighted Average Life Tables (cont’d)

Class M-1 To Clean-up Call

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.11	8.63	6.03	4.70	4.21	4.24	3.56
MDUR (yr)	20.95	7.98	5.72	4.52	4.07	4.10	3.47
First Prin Pay	11/25	04/08	01/07	02/07	05/07	09/07	09/06
Last Prin Pay	05/32	09/16	10/12	07/10	02/09	03/08	07/07

Class M-1 To Maturity

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.23	9.44	6.66	5.16	4.56	4.71	4.87
MDUR (yr)	21.03	8.60	6.24	4.92	4.39	4.54	4.68
First Prin Pay	11/25	04/08	01/07	02/07	05/07	09/07	09/06
Last Prin Pay	07/33	01/26	05/20	03/16	07/13	11/11	12/11

Class M-2 To Clean-up Call

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.11	8.63	6.03	4.66	4.01	3.79	3.57
MDUR (yr)	18.51	7.59	5.51	4.35	3.79	3.59	3.40
First Prin Pay	11/25	04/08	01/07	01/07	02/07	03/07	02/07
Last Prin Pay	05/32	09/16	10/12	07/10	02/09	03/08	07/07

Class M-2 To Maturity

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.22	9.34	6.58	5.06	4.32	4.04	3.80
MDUR (yr)	18.56	8.07	5.92	4.67	4.05	3.81	3.60
First Prin Pay	11/25	04/08	01/07	01/07	02/07	03/07	02/07
Last Prin Pay	06/33	03/24	09/18	12/14	07/12	12/10	09/09

Class M-3 To Clean-up Call

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.11	8.63	6.03	4.64	3.94	3.62	3.33
MDUR (yr)	17.96	7.49	5.46	4.30	3.71	3.42	3.17
First Prin Pay	11/25	04/08	01/07	12/06	01/07	02/07	01/07
Last Prin Pay	05/32	09/16	10/12	07/10	02/09	03/08	07/07

Class M-3 To Maturity

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.21	9.21	6.47	4.96	4.19	3.82	3.49
MDUR (yr)	18.01	7.88	5.79	4.56	3.91	3.60	3.31
First Prin Pay	11/25	04/08	01/07	12/06	01/07	02/07	01/07
Last Prin Pay	03/33	08/21	07/16	04/13	03/11	12/09	11/08

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Weighted Average Life Tables (cont’d)

Class M-4 To Clean-up Call

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.10	8.63	6.03	4.63	3.91	3.57	3.26
MDUR (yr)	15.80	7.09	5.24	4.16	3.58	3.30	3.04
First Prin Pay	11/25	04/08	01/07	12/06	01/07	02/07	12/06
Last Prin Pay	05/32	09/16	10/12	07/10	02/09	03/08	07/07

Class M-4 To Maturity

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.19	9.09	6.37	4.88	4.11	3.73	3.38
MDUR (yr)	15.83	7.36	5.48	4.34	3.74	3.43	3.14
First Prin Pay	11/25	04/08	01/07	12/06	01/07	02/07	12/06
Last Prin Pay	01/33	06/20	08/15	08/12	09/10	06/09	07/08

Class M-5 To Clean-up Call

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.11	8.63	6.03	4.63	3.91	3.53	3.22
MDUR (yr)	14.46	6.82	5.09	4.06	3.51	3.20	2.95
First Prin Pay	11/25	04/08	01/07	12/06	12/06	01/07	11/06
Last Prin Pay	05/32	09/16	10/12	07/10	02/09	03/08	07/07

Class M-5 To Maturity

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.16	8.91	6.24	4.78	4.02	3.62	3.28
MDUR (yr)	14.48	6.97	5.23	4.17	3.60	3.28	3.00
First Prin Pay	11/25	04/08	01/07	12/06	12/06	01/07	11/06
Last Prin Pay	10/32	01/19	07/14	10/11	02/10	12/08	02/08

Class M-6 To Clean-up Call

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.07	8.52	5.96	4.57	3.84	3.48	3.15
MDUR (yr)	12.60	6.28	4.74	3.81	3.29	3.03	2.77
First Prin Pay	11/25	04/08	01/07	12/06	12/06	12/06	11/06
Last Prin Pay	05/32	09/16	10/12	07/10	02/09	03/08	07/07

Class M-6 To Maturity

FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	60% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	145% PPC 125% PPC	170% PPC 150% PPC	200% PPC 175% PPC
WAL (yr)	26.07	8.56	5.98	4.59	3.85	3.49	3.16
MDUR (yr)	12.60	6.29	4.75	3.82	3.30	3.04	2.78
First Prin Pay	11/25	04/08	01/07	12/06	12/06	12/06	11/06
Last Prin Pay	07/32	07/17	06/13	12/10	06/09	06/08	09/07

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Net WAC Rate for the Mortgage Loans

Period	Dist Date	Net WAC Rate(1)	Effective Net WAC Rate(1)(2)	Period	Dist Date	Net WAC Rate(1)	Effective Net WAC Rate(1)(2)
1	25-Dec-03	NA	NA	41	25-Apr-07	11.1665	11.16650
2	25-Jan-04	6.53492	8.50492	42	25-May-07	11.51749	11.51749
3	25-Feb-04	6.53513	8.49513	43	25-Jun-07	11.12621	11.12621
4	25-Mar-04	6.98609	8.49609	44	25-Jul-07	11.47790	11.47790
5	25-Apr-04	6.53567	8.49567	45	25-Aug-07	11.08667	11.08667
6	25-May-04	6.75387	8.50387	46	25-Sep-07	11.06559	11.06559
7	25-Jun-04	6.53638	8.49638	47	25-Oct-07	11.43383	11.43383
8	25-Jul-04	6.75470	8.50470	48	25-Nov-07	11.04365	11.04365
9	25-Aug-04	6.53728	8.49728	49	25-Dec-07	11.39031	11.39031
10	25-Sep-04	6.53780	8.49780	50	25-Jan-08	11.00135	11.00135
11	25-Oct-04	6.75631	8.49631	51	25-Feb-08	10.97973	10.97973
12	25-Nov-04	6.53876	8.49876	52	25-Mar-08	11.71375	11.71375
13	25-Dec-04	6.75694	8.49694	53	25-Apr-08	10.94959	10.94959
14	25-Jan-05	6.53902	8.49902	54	25-May-08	11.29192	11.29192
15	25-Feb-05	6.53887	8.49887	55	25-Jun-08	10.90565	10.90565
16	25-Mar-05	7.23910	8.49910	56	25-Jul-08	11.24634	11.24634
17	25-Apr-05	6.53802	8.49802	57	25-Aug-08	10.86139	10.86139
18	25-May-05	6.75521	8.49521	58	25-Sep-08	10.83914	10.83914
19	25-Jun-05	6.53638	8.49638	59	25-Oct-08	11.17738	11.17738
20	25-Jul-05	6.75310	8.50310	60	25-Nov-08	10.79442	10.79442
21	25-Aug-05	6.53393	8.50393	61	25-Dec-08	11.13101	11.13101
22	25-Sep-05	6.53237	8.50237	62	25-Jan-09	10.74941	10.74941
23	25-Oct-05	8.92130	8.92130	63	25-Feb-09	10.72679	10.72679
24	25-Nov-05	8.62492	8.62492	64	25-Mar-09	11.85099	11.85099
25	25-Dec-05	8.90301	8.90301	65	25-Apr-09	10.68137	10.68137
26	25-Jan-06	8.61414	8.61414	66	25-May-09	11.01385	11.01385
27	25-Feb-06	8.60490	8.60490	67	25-Jun-09	10.63569	10.63569
28	25-Mar-06	9.51655	9.51655	68	25-Jul-09	10.96652	10.96652
29	25-Apr-06	9.61544	9.61544	69	25-Aug-09	10.58977	10.58977
30	25-May-06	9.92268	9.92268	70	25-Sep-09	10.56672	10.56672
31	25-Jun-06	9.59160	9.59160	71	25-Oct-09	10.89508	10.89508
32	25-Jul-06	9.90142	9.90142	72	25-Nov-09	10.52047	10.52047
33	25-Aug-06	9.56871	9.56871	73	25-Dec-09	10.84717	10.84717
34	25-Sep-06	9.55532	9.55532	74	25-Jan-10	10.47400	10.47400
35	25-Oct-06	10.94459	10.94459	75	25-Feb-10	10.45069	10.45069
36	25-Nov-06	10.57427	10.57427	76	25-Mar-10	11.54456	11.54456
37	25-Dec-06	10.90968	10.90968	77	25-Apr-10	10.40395	10.40395
38	25-Jan-07	10.54366	10.54366	78	25-May-10	10.72653	10.72653
39	25-Feb-07	10.52589	10.52589	79	25-Jun-10	10.35703	10.35703
40	25-Mar-07	11.63389	11.63389	80	25-Jul-10	10.67797	10.67797

(1)

Assumes 1-month and 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the pricing speed.  1-month and 6 month LIBOR equal 20%.

(2)

Includes payments received from the Yield Maintenance Agreement.

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Breakeven Losses

LOSS COVERAGE

				STATIC LIBOR		FORWARD LIBOR
CLASS	MOODY’S	S&P	FITCH	CDR BREAK	CUM LOSS	CDR BREAK	CUM LOSS
M-1	Aa2	AA	AA	23.3	19.68%	20.2	17.93%
M-2	A2	A	A	15.5	14.84%	12.7	12.80%
M-3	A3	A-	A-	13.6	13.46%	10.9	11.35%
M-4	Baa1	BBB+	BBB+	11.9	12.14%	9.4	10.07%
M-5	Baa2	BBB	BBB	10.7	11.16%	8.4	9.18%
M-6	Baa3	BBB-	BBB-	9.6	10.22%	7.6	8.43%

Assumptions

40% Loss Severity

12 Month Delay

Trigger Failing

Run to maturity

Defaults are in addition to prepayments

Run at pricing speed

"Break" is CDR before first dollar of principal loss

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Excess Spread(1)(2)

PERIOD	FORWARD 1M LIBOR CURVE	FORWARD 6M LIBOR CURVE	STATIC LIBOR	FORWARD LIBOR	PERIOD	FORWARD 1M LIBOR CURVE	FORWARD 6M LIBOR CURVE	STATIC LIBOR	FORWARD LIBOR
1	1.1200	1.2400	4.84247	4.84247	41	4.6986	4.9190	5.29828	4.28334
2	1.2129	1.2943	5.00972	4.91546	42	4.7682	4.9930	5.36285	4.38547
3	1.1746	1.3422	5.00818	4.95279	43	4.8371	5.0577	5.29580	4.12236
4	1.2859	1.4235	5.11908	4.96167	44	4.9090	5.0903	5.35443	4.22169
5	1.2999	1.5122	5.00432	4.82189	45	4.9764	5.1214	5.28699	3.95592
6	1.3408	1.6177	5.05848	4.84185	46	5.0434	5.1495	5.28256	3.87622
7	1.4371	1.7301	4.99932	4.67792	47	5.1124	5.1744	5.34113	4.16003
8	1.5017	1.8705	5.05308	4.67880	48	5.1768	5.1983	5.27363	3.89149
9	1.6203	2.0242	4.99307	4.48630	49	5.0869	5.2201	5.33215	4.15315
10	1.8469	2.1868	4.98942	4.25338	50	5.1460	5.2787	5.26461	3.89097
11	1.9395	2.3154	5.04252	4.23981	51	5.2049	5.3307	5.26008	3.81809
12	2.0022	2.4573	4.98083	4.08828	52	5.2602	5.3856	5.38157	4.13467
13	2.3083	2.6167	5.03317	3.87096	53	5.3162	5.4400	5.25094	3.84891
14	2.4308	2.7328	4.97001	3.65076	54	5.3712	5.4907	5.30937	3.97308
15	2.5564	2.8540	4.96369	3.52027	55	5.4286	5.5427	5.24173	3.70673
16	2.6749	2.9785	5.13090	3.71294	56	5.4802	5.5458	5.30012	3.83596
17	2.7932	3.0925	4.94909	3.27329	57	5.5325	5.5463	5.23244	3.57290
18	2.9184	3.2112	4.99925	3.25459	58	5.5865	5.5459	5.22777	3.50360
19	3.0383	3.3328	4.93159	3.01943	59	5.6362	5.5408	5.28611	3.70170
20	3.1538	3.4241	4.98072	3.01664	60	5.6865	5.5356	5.21838	3.43523
21	3.2744	3.5192	4.91084	2.77329	61	5.3650	5.5272	5.27668	3.92340
22	3.3933	3.6085	4.89911	2.64899	62	5.4077	5.5684	5.20892	3.67181
23	3.5077	3.6904	5.50601	4.78582	63	5.4498	5.6054	5.20416	3.61351
24	3.6232	3.7747	5.43120	4.51490	64	5.4865	5.6446	5.38846	4.15969
25	3.5417	3.8573	5.47658	4.71733	65	5.5226	5.6831	5.19461	3.59409
26	3.6441	3.9568	5.40345	4.46469	66	5.5594	5.7181	5.25283	3.73837
27	3.7427	4.0595	5.38721	4.34704	67	5.5978	5.7568	5.18499	3.48522
28	3.8329	4.1574	5.55651	4.68583	68	5.6327	5.7628	5.24318	3.63393
29	3.9263	4.2529	5.35345	4.69236	69	5.6687	5.7680	5.17532	3.38058
30	4.0227	4.3552	5.39874	4.73081	70	5.7053	5.7724	5.17046	3.32686
31	4.1164	4.4473	5.31865	4.46147	71	5.7383	5.7729	5.23422	3.53819
32	4.2077	4.4868	5.36392	4.51482	72	5.7744	5.7748	5.17337	3.29334
33	4.2998	4.5237	5.28116	4.23789	73	5.6325	5.7723	5.23795	3.62386
34	4.3921	4.5569	5.26166	4.12335	74	5.6623	5.8014	5.17796	3.38816
35	4.4868	4.5841	5.32602	4.45537	75	5.6926	5.8292	5.18057	3.35278
36	4.5740	4.6112	5.24012	4.17182	76	5.7187	5.8592	5.36837	3.93378
37	4.4052	4.6309	5.28527	4.48546	77	5.7460	5.8850	5.18646	3.35412
38	4.4818	4.7046	5.25558	4.23716	78	5.7729	5.9112	5.25089	3.52612
39	4.5563	4.7807	5.28262	4.18056	79	5.8001	5.9386	5.19329	3.29262
40	4.6251	4.8497	5.48713	4.64453	80	5.8259	5.9678	5.25765	3.46643

(1)

Assumes the Pricing Prepayment Speed.

(2)

Calculated as (a) interest collections on the collateral (net of the trust administration, master servicing and servicing fees), less total interest on the Offered Certificates divided by (b) collateral balance as of the beginning period.

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Mortgage Loans

		MINIMUM	MAXIMUM
Number of Loans	3,165
Total Outstanding Principal Balance	$618,890,234.26
Average Outstanding Principal Balance	$195,541.94
Weighted Average Current Loan Rate	7.263%	5.100%	13.050%
ARM Characteristics
Weighted Average Gross Margin	6.982%	6.050%	6.990%
Weighted Average Maximum Loan Rate	12.510%	5.750%	20.050%
Weighted Average Minimum Loan Rate	7.435%	5.100%	13.050%
Weighted Average Initial Periodic Rate Cap	3.000%	3.000%	3.000%
Weighted Average Periodic Rate Cap	1.500%	1.500%	1.500%
Weighted Average Months to Roll	22 Months	19 Months	35 Months
Weighted Average Original Term	357.37 Months	180.00 Months	360.00 Months
Weighted Average Remaining Term	355.33 Months	177.00 Months	359.00 Months
Weighted Average Original LTV	81.33%	17.39%	100.00%
Weighted Average Credit Score	626	500	806
First Pay Date		August 1, 2003	November 1, 2003
Maturity Date		August 1, 2018	October 1, 2033
Lien Position	100% First Lien
Balloon Flag	100% Fully Amortizing
Top Property State	42.86% California, 9.32% Florida, 9.30% New York
Maximum Zip Code	0.47% 92336 (Fontana, California)

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PRINCIPAL BALANCE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
39,893.00 - 50,000.00	10	$489,133.32	0.08%
50,001.00 - 75,000.00	213	13,778,202.83	2.23
75,001.00 - 100,000.00	323	28,562,848.15	4.62
100,001.00 - 125,000.00	334	37,813,507.08	6.11
125,001.00 - 150,000.00	359	49,481,008.95	8.00
150,001.00 - 175,000.00	368	59,567,740.87	9.62
175,001.00 - 200,000.00	319	59,793,007.86	9.66
200,001.00 - 225,000.00	259	55,150,581.31	8.91
225,001.00 - 250,000.00	215	51,181,066.74	8.27
250,001.00 - 275,000.00	150	39,296,060.94	6.35
275,001.00 - 300,000.00	144	41,469,628.88	6.70
300,001.00 - 350,000.00	202	65,258,954.50	10.54
350,001.00 - 400,000.00	134	50,157,236.54	8.10
400,001.00 - 450,000.00	51	21,612,910.84	3.49
450,001.00 - 500,000.00	54	25,971,254.04	4.20
500,001.00 - 600,000.00	14	7,844,981.31	1.27
600,001.00 - 700,000.00	6	4,059,584.01	0.66
700,001.00 - 770,531.00	10	7,402,526.09	1.20
Total	3,165	$618,890,234.26	100.00%

ORIGINAL TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
180	32	$5,695,683.51	0.92%
240	21	4,954,476.39	0.80
300	1	86,168.62	0.01
359	1	113,631.52	0.02
360	3,110	608,040,274.22	98.25
Total	3,165	$618,890,234.26	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

REMAINING TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
177 - 229	32	$5,695,683.51	0.92%
230 - 349	22	5,040,645.01	0.81
350 - 355	1	113,631.52	0.02
356 - 356	34	6,707,105.91	1.08
357 - 357	419	83,262,203.51	13.45
358 - 358	2,272	444,553,403.01	71.83
359 - 359	385	73,517,561.79	11.88
Total	3,165	$618,890,234.26	100.00%

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Single Family	2,644	$517,756,698.20	83.66%
Two-Four Family	270	58,658,997.05	9.48
Condominium	240	41,481,212.17	6.70
Manufactured Home	11	993,326.84	0.16
Total	3,165	$618,890,234.26	100.00%

OCCUPANCY STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Primary	2,774	$554,893,265.71	89.66%
Non-owner	344	54,267,818.57	8.77
Second Home	47	9,729,149.98	1.57
Total	3,165	$618,890,234.26	100.00%

PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Cash Out Refinance	1,719	$343,869,892.53	55.56%
Purchase	1,351	256,801,790.77	41.49
Rate/Term Refinance	95	18,218,550.96	2.94
Total	3,165	$618,890,234.26	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ORIGINAL LOAN-TO-VALUE RATIO (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
17.39 - 20.00	3	$368,823.73	0.06%
20.01 - 25.00	3	450,190.39	0.07
25.01 - 30.00	2	174,833.32	0.03
30.01 - 35.00	4	574,951.79	0.09
35.01 - 40.00	21	3,375,928.02	0.55
40.01 - 45.00	22	3,617,689.44	0.58
45.01 - 50.00	46	7,645,565.78	1.24
50.01 - 55.00	43	8,125,092.08	1.31
55.01 - 60.00	84	13,803,679.53	2.23
60.01 - 65.00	112	22,426,459.83	3.62
65.01 - 70.00	187	35,840,866.72	5.79
70.01 - 75.00	247	49,557,375.75	8.01
75.01 - 80.00	1,033	204,197,720.65	32.99
80.01 - 85.00	277	51,924,410.54	8.39
85.01 - 90.00	654	129,608,699.09	20.94
90.01 - 95.00	137	29,850,204.32	4.82
95.01 - 100.00	290	57,347,743.28	9.27
Total	3,165	$618,890,234.26	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PROPERTY STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Arizona	57	$9,051,804.68	1.46%
Arkansas	4	365,668.50	0.06
California	1,114	265,245,249.08	42.86
Colorado	82	16,273,614.20	2.63
Connecticut	29	5,324,487.17	0.86
Delaware	3	633,739.66	0.10
Florida	417	57,710,283.38	9.32
Georgia	56	8,283,703.96	1.34
Hawaii	28	7,283,523.32	1.18
Idaho	7	687,459.86	0.11
Illinois	164	26,926,329.84	4.35
Indiana	5	508,641.13	0.08
Iowa	2	173,679.20	0.03
Kansas	8	1,175,514.87	0.19
Kentucky	1	97,408.65	0.02
Maine	4	745,630.72	0.12
Maryland	85	15,649,953.75	2.53
Massachusetts	78	17,951,369.67	2.90
Michigan	70	9,007,560.15	1.46
Minnesota	77	14,443,370.80	2.33
Missouri	30	4,454,009.09	0.72
Montana	2	210,293.17	0.03
Nebraska	2	125,120.28	0.02
Nevada	43	6,949,009.20	1.12
New Hampshire	10	1,918,531.93	0.31
New Jersey	138	29,272,403.37	4.73
New York	242	57,553,475.29	9.30
North Carolina	31	5,478,806.22	0.89
Ohio	45	5,835,145.85	0.94
Oklahoma	8	727,239.77	0.12
Oregon	18	2,560,026.27	0.41
Pennsylvania	25	2,988,688.44	0.48
Rhode Island	13	2,042,519.01	0.33
South Carolina	10	1,244,556.81	0.20
Tennessee	33	3,800,793.34	0.61
Texas	61	8,417,593.71	1.36
Utah	22	3,076,022.15	0.50
Vermont	4	774,115.65	0.13
Virginia	74	13,455,533.08	2.17
Washington	42	7,725,176.15	1.25
West Virginia	2	153,422.74	0.02
Wisconsin	19	2,588,760.15	0.42
Total	3,165	$618,890,234.26	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

DOCUMENTATION LEVEL	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Full Documentation	1,972	$375,343,462.83	60.65%
Stated Documentation	1,110	223,064,935.60	36.04
Easy Documentation	83	20,481,835.83	3.31
Total	3,165	$618,890,234.26	100.00%

CREDIT SCORE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Not Available	2	$232,519.12	0.04%
500 – 500	10	1,718,805.33	0.28
501 – 525	188	30,337,841.97	4.90
526 – 550	260	43,152,701.67	6.97
551 – 575	370	66,937,366.92	10.82
576 – 600	405	74,986,271.38	12.12
601 – 625	437	88,974,502.15	14.38
626 – 650	526	108,171,648.03	17.48
651 – 675	383	79,295,332.91	12.81
676 – 700	261	53,820,616.77	8.70
701 – 725	146	31,916,614.76	5.16
726 – 750	90	19,131,003.66	3.09
751 – 775	62	14,059,545.25	2.27
776 – 800	23	5,729,833.63	0.93
801 – 806	2	425,630.71	0.07
Total	3,165	$618,890,234.26	100.00%

CURRENT LOAN RATE (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
5.100 - 6.000	237	$58,574,865.45	9.46%
6.001 - 7.000	1,105	257,025,744.77	41.53
7.001 - 8.000	989	184,348,461.46	29.79
8.001 - 9.000	569	85,203,181.05	13.77
9.001 - 10.000	178	22,664,770.09	3.66
10.001 - 11.000	49	6,046,460.78	0.98
11.001 - 12.000	30	4,045,243.03	0.65
12.001 - 13.000	7	917,551.52	0.15
13.001 - 13.050	1	63,956.11	0.01
Total	3,165	$618,890,234.26	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MAXIMUM LOAN RATE (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
12.100 - 13.000	107	$26,775,288.77	5.77%
13.001 - 14.000	748	171,303,741.09	36.93
14.001 - 15.000	856	159,185,712.26	34.32
15.001 - 16.000	494	75,593,370.86	16.30
16.001 - 17.000	162	21,128,501.03	4.55
17.001 - 18.000	45	5,764,709.23	1.24
18.001 - 19.000	24	3,203,171.49	0.69
19.001 - 20.000	6	860,882.02	0.19
20.001 - 20.050	1	63,956.11	0.01
Total	2,443	$463,879,332.86	100.00%

MINIMUM LOAN RATE (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
5.100 - 6.000	107	$26,775,288.77	5.77%
6.001 - 7.000	749	171,483,372.63	36.97
7.001 - 8.000	856	159,239,635.42	34.33
8.001 - 9.000	493	75,359,816.16	16.25
9.001 - 10.000	162	21,128,501.03	4.55
10.001 - 11.000	45	5,764,709.23	1.24
11.001 - 12.000	24	3,203,171.49	0.69
12.001 - 13.000	6	860,882.02	0.19
13.001 - 13.050	1	63,956.11	0.01
Total	2,443	$463,879,332.86	100.00%

GROSS MARGIN (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
6.050 - 6.990	2,443	$463,879,332.86	100.00%
Total	2,443	$463,879,332.86	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

NEXT ADJUSTMENT DATE (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
June 2005	1	$113,631.52	0.02%
July 2005	34	6,707,105.91	1.45
August 2005	351	68,986,178.22	14.87
September 2005	1,631	305,687,732.39	65.90
October 2005	375	71,783,713.52	15.47
August 2006	3	840,847.82	0.18
September 2006	38	8,026,275.21	1.73
October 2006	10	1,733,848.27	0.37
Total	2,443	$463,879,332.86	100.00%

INITIAL PERIODIC RATE CAP (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
3.000	2,443	$463,879,332.86	100.00%
Total	2,443	$463,879,332.86	100.00%

PERIODIC RATE CAP (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
1.500	2,443	$463,879,332.86	100.00%
Total	2,443	$463,879,332.86	100.00%

PRODUCT	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
2/28 6 Mo LIBOR ARM	2,357	$441,478,294.85	71.33%
3/27 6 Mo LIBOR ARM	51	10,305,488.54	1.67
Fixed Rate	722	155,010,901.40	25.05
Interest Only	35	12,095,549.47	1.95
Total	3,165	$618,890,234.26	100.00%

DELINQUENCY STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Current	3,165	$618,890,234.26	100.00%
Total	3,165	$618,890,234.26	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PREPAYMENT TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
0	320	$62,115,523.20	10.04%
12	239	47,540,088.30	7.68
24	2,071	398,968,188.87	64.47
30	8	2,291,132.53	0.37
36	527	107,975,301.36	17.45
Total	3,165	$618,890,234.26	100.00%

PREPAYMENT PENALTY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
No Prepay Penalty	320	$62,115,523.20	10.04%
Standard Prepay Penalty	2,845	556,774,711.06	89.96
Total	3,165	$618,890,234.26	100.00%

LIEN POSITION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
First Lien	3,165	$618,890,234.26	100.00%
Total	3,165	$618,890,234.26	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group I Mortgage Loans

		MINIMUM	MAXIMUM
Number of Loans	2,473
Total Outstanding Principal Balance	$431,277,061.60
Average Outstanding Principal Balance	$174,394.28	$49,712.53	$499,093.51
Weighted Average Current Loan Rate	7.240%	5.100%	12.300%
ARM Characteristics
Weighted Average Gross Margin	6.982%	6.050%	6.990%
Weighted Average Maximum Loan Rate	12.491%	5.750%	19.150%
Weighted Average Minimum Loan Rate	7.381%	5.100%	12.150%
Weighted Average Initial Periodic Rate Cap	3.000%	3.000%	3.000%
Weighted Average Periodic Rate Cap	1.500%	1.500%	1.500%
Weighted Average Months to Roll	22 Months	20 Months	35 Months
Weighted Average Original Term	357.19 Months	180.00 Months	360.00 Months
Weighted Average Remaining Term	355.14 Months	177.00 Months	359.00 Months
Weighted Average Original LTV	81.55%	17.39%	100.00%
Weighted Average Credit Score	626	500	804
First Pay Date		August 1, 2003	November 1, 2003
Maturity Date		August 1, 2018	October 1, 2033
Lien Position	100.00% First Lien
Balloon Flag	100.00% Fully Amortizing
Top Property State	42.33% California, 10.17% Florida, 8.34% New York
Maximum Zip Code	0.51% 92336 (Fontana, California)

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PRINCIPAL BALANCE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
49,713.00 - 50,000.00	6	$299,380.80	0.07%
50,001.00 - 75,000.00	148	9,603,842.92	2.23
75,001.00 - 100,000.00	268	23,747,729.38	5.51
100,001.00 - 125,000.00	282	31,947,465.56	7.41
125,001.00 - 150,000.00	321	44,224,829.37	10.25
150,001.00 - 175,000.00	331	53,625,362.79	12.43
175,001.00 - 200,000.00	283	53,105,223.66	12.31
200,001.00 - 225,000.00	232	49,428,247.26	11.46
225,001.00 - 250,000.00	196	46,739,901.87	10.84
250,001.00 - 275,000.00	141	36,933,654.63	8.56
275,001.00 - 300,000.00	139	40,032,904.03	9.28
300,001.00 - 350,000.00	105	33,021,409.57	7.66
350,001.00 - 400,000.00	11	4,115,601.35	0.95
400,001.00 - 450,000.00	5	2,095,715.20	0.49
450,001.00 - 499,094.00	5	2,355,793.21	0.55
Total	2,473	$431,277,061.60	100.00%

ORIGINAL TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
180	28	$4,328,141.97	1.00%
240	17	3,569,087.85	0.83
300	1	86,168.62	0.02
360	2,427	423,293,663.16	98.15
Total	2,473	$431,277,061.60	100.00%

REMAINING TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
177 – 229	28	$4,328,141.97	1.00%
230 – 349	18	3,655,256.47	0.85
356 – 356	27	4,468,923.61	1.04
357 – 357	340	62,426,491.55	14.47
358 – 358	1,766	305,018,693.16	70.72
359 – 359	294	51,379,554.84	11.91
Total	2,473	$431,277,061.60	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Single Family	2,041	$351,251,138.61	81.44%
Two-Four Family	222	46,948,544.91	10.89
Condominium	201	32,211,199.99	7.47
Manufactured Home	9	866,178.09	0.20
Total	2,473	$431,277,061.60	100.00%

OCCUPANCY STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Primary	2,155	$383,747,962.10	88.98%
Non-owner	284	42,180,213.81	9.78
Second Home	34	5,348,885.69	1.24
Total	2,473	$431,277,061.60	100.00%

PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Cash Out Refinance	1,356	$244,532,288.72	56.70%
Purchase	1,043	174,770,439.94	40.52
Rate/Term Refinance	74	11,974,332.94	2.78
Total	2,473	$431,277,061.60	100.00%

ORIGINAL LOAN-TO-VALUE-RATIO (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
17.39 - 20.00	1	$99,910.95	0.02%
20.01 - 25.00	2	375,263.83	0.09
25.01 - 30.00	2	174,833.32	0.04
30.01 - 35.00	3	515,003.99	0.12
35.01 - 40.00	18	3,111,077.05	0.72
40.01 - 45.00	18	2,834,193.65	0.66
45.01 - 50.00	39	6,244,917.62	1.45
50.01 - 55.00	33	5,248,348.05	1.22
55.01 - 60.00	61	9,921,934.03	2.30
60.01 - 65.00	82	14,861,228.48	3.45
65.01 - 70.00	127	21,923,770.99	5.08
70.01 - 75.00	181	32,538,737.78	7.54
75.01 - 80.00	813	140,422,658.16	32.56
80.01 - 85.00	228	38,375,817.05	8.90
85.01 - 90.00	515	88,564,936.06	20.54
90.01 - 95.00	111	21,421,089.72	4.97
95.01 - 100.00	239	44,643,340.87	10.35
Total	2,473	$431,277,061.60	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PROPERTY STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Arizona	47	$6,712,282.65	1.56%
Arkansas	3	287,476.08	0.07
California	909	182,551,350.75	42.33
Colorado	68	12,452,903.82	2.89
Connecticut	20	3,243,766.10	0.75
Delaware	2	168,739.66	0.04
Florida	327	43,877,421.41	10.17
Georgia	46	6,360,982.27	1.47
Hawaii	23	5,259,585.52	1.22
Idaho	7	687,459.86	0.16
Illinois	128	19,486,270.43	4.52
Indiana	5	508,641.13	0.12
Iowa	2	173,679.20	0.04
Kansas	4	509,847.83	0.12
Maine	2	237,701.52	0.06
Maryland	60	9,847,116.33	2.28
Massachusetts	54	11,765,045.42	2.73
Michigan	52	6,510,662.18	1.51
Minnesota	58	10,604,594.64	2.46
Missouri	23	3,324,710.92	0.77
Montana	1	105,399.08	0.02
Nevada	34	5,546,527.35	1.29
New Hampshire	6	1,086,745.58	0.25
New Jersey	106	20,573,790.38	4.77
New York	170	35,958,800.27	8.34
North Carolina	26	3,687,504.56	0.86
Ohio	36	4,137,619.91	0.96
Oklahoma	6	581,517.16	0.13
Oregon	16	2,262,576.33	0.52
Pennsylvania	20	2,548,793.23	0.59
Rhode Island	8	1,376,756.71	0.32
South Carolina	9	1,069,291.45	0.25
Tennessee	26	2,795,750.74	0.65
Texas	44	5,588,270.60	1.30
Utah	20	2,768,182.02	0.64
Vermont	3	307,446.89	0.07
Virginia	54	8,783,332.34	2.04
Washington	31	5,110,312.43	1.18
West Virginia	2	153,422.74	0.04
Wisconsin	15	2,264,784.11	0.53
Total	2,473	$431,277,061.60	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

DOCUMENTATION LEVEL	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Full Documentation	1,580	$267,210,477.85	61.96%
Stated Documentation	834	153,209,219.77	35.52
Easy Documentation	59	10,857,363.98	2.52
Total	2,473	$431,277,061.60	100.00%

CREDIT SCORE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Not Available	1	$168,563.01	0.04%
500 – 500	7	1,419,577.43	0.33
501 – 525	123	19,762,717.36	4.58
526 – 550	190	30,201,854.21	7.00
551 – 575	282	47,892,556.98	11.10
576 – 600	332	55,392,086.95	12.84
601 – 625	349	61,689,068.96	14.30
626 – 650	409	71,827,064.38	16.65
651 – 675	305	53,797,311.64	12.47
676 – 700	216	38,476,128.70	8.92
701 – 725	117	22,408,491.55	5.20
726 – 750	77	15,685,058.87	3.64
751 – 775	51	9,849,075.29	2.28
776 – 800	13	2,577,602.75	0.60
801 – 804	1	129,903.52	0.03
Total	2,473	$431,277,061.60	100.00%

CURRENT LOAN RATE (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
5.100 - 6.000	185	$37,594,577.99	8.72%
6.001 - 7.000	866	169,391,333.73	39.28
7.001 - 8.000	855	145,109,024.93	33.65
8.001 - 9.000	513	72,235,197.06	16.75
9.001 - 10.000	36	4,600,919.03	1.07
10.001 - 11.000	8	848,830.97	0.20
11.001 - 12.000	8	1,340,592.27	0.31
12.001 - 13.000	2	156,585.62	0.04
Total	2,473	$431,277,061.60	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MAXIMUM LOAN RATE (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
12.100 - 13.000	84	$17,309,509.43	5.35%
13.001 - 14.000	577	110,403,682.06	34.12
14.001 - 15.000	749	127,223,972.75	39.32
15.001 - 16.000	448	64,208,738.39	19.85
16.001 - 17.000	21	3,184,539.90	0.98
17.001 - 18.000	4	567,079.42	0.18
18.001 - 19.000	3	538,413.88	0.17
19.001 – 19.150	1	99,916.12	0.03
Total	1,887	$323,535,851.95	100.00%

MINIMUM LOAN RATE (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
5.100 - 6.000	84	$17,309,509.43	5.35%
6.001 - 7.000	578	110,583,313.60	34.18
7.001 - 8.000	749	127,277,895.91	39.34
8.001 - 9.000	447	63,975,183.69	19.77
9.001 - 10.000	21	3,184,539.90	0.98
10.001 - 11.000	4	567,079.42	0.18
11.001 - 12.000	3	538,413.88	0.17
12.001 - 12.150	1	99,916.12	0.03
Total	1,887	$323,535,851.95	100.00%

GROSS MARGIN (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
6.050 - 6.990	1,887	$323,535,851.95	100.00%
Total	1,887	$323,535,851.95	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

NEXT ADJUSTMENT DATE (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
July 2005	27	$4,468,923.61	1.38%
August 2005	282	52,040,041.93	16.08
September 2005	1,256	210,944,627.35	65.20
October 2005	286	50,037,681.80	15.47
August 2006	3	840,847.82	0.26
September 2006	25	3,861,856.40	1.19
October 2006	8	1,341,873.04	0.41
Total	1,887	$323,535,851.95	100.00%

INITIAL PERIODIC RATE CAP (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
3.000	1,887	$323,535,851.95	100.00%
Total	1,887	$323,535,851.95	100.00%

PERIODIC RATE CAP (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
1.500	1,887	$323,535,851.95	100.00%
Total	1,887	$323,535,851.95	100.00%

PRODUCT	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
2/28 6 Mo LIBOR ARM	1,833	$313,612,847.45	72.72%
Fixed	586	107,741,209.65	24.98
3/27 6 Mo LIBOR ARM	37	6,169,094.50	1.43
Interest Only	17	3,753,910.00	0.87
Total	2,473	$431,277,061.60	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PREPAYMENT TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
0	242	$41,331,754.64	9.58%
12	170	29,612,264.24	6.87
24	1,625	283,361,806.93	65.70
30	7	1,592,353.16	0.37
36	429	75,378,882.63	17.48
Total	2,473	$431,277,061.60	100.00%

PREPAYMENT PENALTY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
No Prepay Penalty	242	$41,331,754.64	9.58%
Standard Prepay Penalty	2,231	389,945,306.96	90.42
Total	2,473	$431,277,061.60	100.00%

LIEN POSITION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
First Lien	2,473	$431,277,061.60	100.00%
Total	2,473	$431,277,061.60	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Mortgage Loans

		MINIMUM	MAXIMUM
Number of Loans	692
Total Outstanding Principal Balance	$187,613,172.66
Average Outstanding Principal Balance	$271,117.30	$39,893.15	$770,531.17
Weighted Average Current Loan Rate	7.316%	5.250%	13.050%
ARM Characteristics
Weighted Average Gross Margin	6.982%	6.200%	6.990%
Weighted Average Maximum Loan Rate	12.552%	5.750%	20.050%
Weighted Average Minimum Loan Rate	7.562%	5.250%	13.050%
Weighted Average Initial Periodic Rate Cap	3.000%	3.000%	3.000%
Weighted Average Periodic Rate Cap	1.500%	1.500%	1.500%
Weighted Average Months to Roll	22 Months	19 Months	35 Months
Weighted Average Original Term	357.80 Months	180.00 Months	360.00 Months
Weighted Average Remaining Term	355.78 Months	178.00 Months	359.00 Months
Weighted Average Original LTV	80.83%	17.65%	100.00%
Weighted Average Credit Score	626	500	806
First Pay Date		August 1, 2003	November 1, 2003
Maturity Date		September 1, 2018	October 1, 2033
Lien Position	100.00% First Lien
Balloon Flag	100.00% Fully Amortizing
Top Property State	44.08% California, 11.51% New York, 7.37% Florida
Maximum Zip Code	1.01% 94531 (Antioch, California)

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PRINCIPAL BALANCE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
39,893.00 - 50,000.00	4	$189,752.52	0.10%
50,001.00 - 75,000.00	65	4,174,359.91	2.22
75,001.00 - 100,000.00	55	4,815,118.77	2.57
100,001.00 - 125,000.00	52	5,866,041.52	3.13
125,001.00 - 150,000.00	38	5,256,179.58	2.80
150,001.00 - 175,000.00	37	5,942,378.08	3.17
175,001.00 - 200,000.00	36	6,687,784.20	3.56
200,001.00 - 225,000.00	27	5,722,334.05	3.05
225,001.00 - 250,000.00	19	4,441,164.87	2.37
250,001.00 - 275,000.00	9	2,362,406.31	1.26
275,001.00 - 300,000.00	5	1,436,724.85	0.77
300,001.00 - 350,000.00	97	32,237,544.93	17.18
350,001.00 - 400,000.00	123	46,041,635.19	24.54
400,001.00 - 450,000.00	46	19,517,195.64	10.40
450,001.00 - 500,000.00	49	23,615,460.83	12.59
500,001.00 - 600,000.00	14	7,844,981.31	4.18
600,001.00 - 700,000.00	6	4,059,584.01	2.16
700,001.00 - 770,531.00	10	7,402,526.09	3.95
Total	692	$187,613,172.66	100.00%

ORIGINAL TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
180	4	$1,367,541.54	0.73%
240	4	1,385,388.54	0.74
359	1	113,631.52	0.06
360	683	184,746,611.06	98.47
Total	692	$187,613,172.66	100.00%

REMAINING TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
178 – 229	4	$1,367,541.54	0.73%
230 – 349	4	1,385,388.54	0.74
350 – 355	1	113,631.52	0.06
356 – 356	7	2,238,182.30	1.19
357 – 357	79	20,835,711.96	11.11
358 – 358	506	139,534,709.85	74.37
359 – 359	91	22,138,006.95	11.80
Total	692	$187,613,172.66	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Single Family	603	$166,505,559.59	88.75%
Multi Family	48	11,710,452.14	6.24
Condominium	39	9,270,012.18	4.94
Manufactured Home	2	127,148.75	0.07
Total	692	$187,613,172.66	100.00%

OCCUPANCY STATUS	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Primary	619	$171,145,303.61	91.22%
Non-owner	60	12,087,604.76	6.44
Second Home	13	4,380,264.29	2.33
Total	692	$187,613,172.66	100.00%

PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Cash Out Refinance	363	$99,337,603.81	52.95%
Purchase	308	82,031,350.83	43.72
Rate/Term Refinance	21	6,244,218.02	3.33
Total	692	$187,613,172.66	100.00%

ORIGINAL LOAN-TO-VALUE-RATIO (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
17.65 - 20.00	2	$268,912.78	0.14%
20.01 - 25.00	1	74,926.56	0.04
30.01 - 35.00	1	59,947.80	0.03
35.01 - 40.00	3	264,850.97	0.14
40.01 - 45.00	4	783,495.79	0.42
45.01 - 50.00	7	1,400,648.16	0.75
50.01 - 55.00	10	2,876,744.03	1.53
55.01 - 60.00	23	3,881,745.50	2.07
60.01 - 65.00	30	7,565,231.35	4.03
65.01 - 70.00	60	13,917,095.73	7.42
70.01 - 75.00	66	17,018,637.97	9.07
75.01 - 80.00	220	63,775,062.49	33.99
80.01 - 85.00	49	13,548,593.49	7.22
85.01 - 90.00	139	41,043,763.03	21.88
90.01 - 95.00	26	8,429,114.60	4.49
95.01 - 100.00	41	12,704,402.41	6.77
Total	692	$187,613,172.66	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PROPERTY STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Arizona	10	$2,339,522.03	1.25%
Arkansas	1	78,192.42	0.04
California	205	82,693,898.33	44.08
Colorado	14	3,820,710.38	2.04
Connecticut	9	2,080,721.07	1.11
Delaware	1	465,000.00	0.25
Florida	90	13,832,861.97	7.37
Georgia	10	1,922,721.69	1.02
Hawaii	5	2,023,937.80	1.08
Illinois	36	7,440,059.41	3.97
Kansas	4	665,667.04	0.35
Kentucky	1	97,408.65	0.05
Maine	2	507,929.20	0.27
Maryland	25	5,802,837.42	3.09
Massachusetts	24	6,186,324.25	3.30
Michigan	18	2,496,897.97	1.33
Minnesota	19	3,838,776.16	2.05
Missouri	7	1,129,298.17	0.06
Montana	1	104,894.09	0.06
Nebraska	2	125,120.28	0.07
Nevada	9	1,402,481.85	0.75
New Hampshire	4	831,786.35	0.44
New Jersey	32	8,698,612.99	4.64
New York	72	21,594,675.02	11.51
North Carolina	5	1,791,301.66	0.95
Ohio	9	1,697,525.94	0.90
Oklahoma	2	145,722.61	0.08
Oregon	2	297,449.94	0.16
Pennsylvania	5	439,895.21	0.23
Rhode Island	5	665,762.30	0.35
South Carolina	1	175,265.36	0.09
Tennessee	7	1,005,042.60	0.54
Texas	17	2,829,323.11	1.51
Utah	2	307,840.13	0.16
Vermont	1	466,668.76	0.25
Virginia	20	4,672,200.74	2.49
Washington	11	2,614,863.72	1.39
Wisconsin	4	323,976.04	0.17
Total	692	$187,613,172.66	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

DOCUMENTATION LEVEL	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Full Documentation	392	$108,132,984.98	57.64%
Stated Documentation	276	69,855,715.83	37.23
Easy Documentation	24	9,624,471.85	5.13
Total	692	$187,613,172.66	100.00%

CREDIT SCORE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
Not Available	1	$63,956.11	0.03%
500 – 500	3	299,227.90	0.16
501 – 525	65	10,575,124.61	5.64
526 – 550	70	12,950,847.46	6.90
551 – 575	88	19,044,809.94	10.15
576 – 600	73	19,594,184.43	10.44
601 – 625	88	27,285,433.19	14.54
626 – 650	117	36,344,583.65	19.37
651 – 675	78	25,498,021.27	13.59
676 – 700	45	15,344,488.07	8.18
701 – 725	29	9,508,123.21	5.07
726 – 750	13	3,445,944.79	1.84
751 – 775	11	4,210,469.96	2.24
776 – 800	10	3,152,230.88	1.68
801 – 806	1	295,727.19	0.16
Total	692	$187,613,172.66	100.00%

CURRENT LOAN RATE (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
5.250 - 6.000	52	$20,980,287.46	11.18%
6.001 - 7.000	239	87,634,411.04	46.71
7.001 - 8.000	134	39,239,436.53	20.92
8.001 - 9.000	56	12,967,983.99	6.91
9.001 - 10.000	142	18,063,851.06	9.63
10.001 - 11.000	41	5,197,629.81	2.77
11.001 - 12.000	22	2,704,650.76	1.44
12.001 - 13.000	5	760,965.90	0.41
13.001 – 13.050	1	63,956.11	0.03
Total	692	$187,613,172.66	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MAXIMUM LOAN RATE (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
12.250 - 13.000	23	$9,465,779.34	6.74%
13.001 - 14.000	171	60,900,059.03	43.39
14.001 - 15.000	107	31,961,739.51	22.77
15.001 - 16.000	46	11,384,632.47	8.11
16.001 - 17.000	141	17,943,961.13	12.79
17.001 - 18.000	41	5,197,629.81	3.70
18.001 - 19.000	21	2,664,757.61	1.90
19.001 - 20.000	5	760,965.90	0.54
20.001 - 20.050	1	63,956.11	0.05
Total	556	$140,343,480.91	100.00%

MINIMUM LOAN RATE (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
5.250 - 6.000	23	$9,465,779.34	6.74%
6.001 - 7.000	171	60,900,059.03	43.39
7.001 - 8.000	107	31,961,739.51	22.77
8.001 - 9.000	46	11,384,632.47	8.11
9.001 - 10.000	141	17,943,961.13	12.79
10.001 - 11.000	41	5,197,629.81	3.70
11.001 - 12.000	21	2,664,757.61	1.90
12.001 - 13.000	5	760,965.90	0.54
13.001 – 13.050	1	63,956.11	0.05
Total	556	$140,343,480.91	100.00%

GROSS MARGIN (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
6.200 - 6.990	556	$140,343,480.91	100.00%
Total	556	$140,343,480.91	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

NEXT ADJUSTMENT DATE (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
June 2005	1	$113,631.52	0.08%
July 2005	7	2,238,182.30	1.59
August 2005	69	16,946,136.29	12.07
September 2005	375	94,743,105.04	67.51
October 2005	89	21,746,031.72	15.49
September 2006	13	4,164,418.81	2.97
October 2006	2	391,975.23	0.28
Total	556	$140,343,480.91	100.00%

INITIAL PERIODIC RATE CAP (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
3.000	556	$140,343,480.91	100.00%
Total	556	$140,343,480.91	100.00%

PERIODIC RATE CAP (%) (ARMS ONLY)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
1.500	556	$140,343,480.91	100.00%
Total	556	$140,343,480.91	100.00%

PRODUCT	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
2/28 6 Mo LIBOR ARM	524	$127,865,447.40	68.15%
Fixed Rate	136	47,269,691.75	25.20
Interest Only	18	8,341,639.47	4.45
3/27 6 Mo LIBOR ARM	14	4,136,394.04	2.20
Total	692	$187,613,172.66	100.00%

FREMONT HOME LOAN TRUST 2003-B

Asset-Backed Certificates, Series 2003-B

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PREPAYMENT TERM (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
0	78	$20,783,768.56	11.08%
12	69	17,927,824.06	9.56
24	446	115,606,381.94	61.62
30	1	698,779.37	0.37
36	98	32,596,418.73	17.37
Total	692	$187,613,172.66	100.00%

PREPAYMENT PENALTY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
No Prepay Penalty	78	$20,783,768.56	11.08%
Standard Prepay Penalty	614	166,829,404.10	88.92
Total	692	$187,613,172.66	100.00%

LIEN POSITION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE	% OF AGGREGATE PRINCIPAL BALANCE OUTSTANDING AS OF THE CUTOFF DATE
First Lien	692	$187,613,172.66	100.00%
Total	692	$187,613,172.66	100.00%